AMENDMENT NO. 5 TO

                           LOAN AND SECURITY AGREEMENT

         THIS AMENDMENT NO. 5 TO LOAN AND SECURITY AGREEMENT ("Amendment") is dated as of August 1, 1997 and is entered into by and between BankAmerica Business Credit, Inc. ("Lender") and Premier Financial Services, Inc. ("Borrower"). All capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Agreement (as hereinafter defined).

                                   WITNESSETH

         WHEREAS, the Borrower and the Lender have entered into that certain Loan and Security Agreement dated as of April 10, 1995, as amended and supplemented (the "Agreement"); and

         WHEREAS, the Borrower desires to amend the Agreement and the Lender is willing to do so, subject to the terms and conditions stated herein;

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower and Lender hereby agree as follows:

         SECTION 1. Amendment to the Agreement. The Lender and Borrower agree that the Agreement shall be amended as follows:

                  A. Amendment to Section 1. Section 1.54 of the Agreement is amended in its entirety to read as follows:

                                    "1.54 Total Credit Facility shall mean
                  $4,000,000."

                  B. Amendment to Section 1. Section 1.58 of the Agreement is amended in its entirety to read as follows:

                                    "1.58 Actual Charge-Off Percent means, as of
                  the first day of each month, the percent (rounded to the nearest whole percent) resulting from dividing (a) the aggregate amount of all of Borrower's Net Charge-Off's during each of the twelve (12) months immediately preceding the date of calculation, by (b) the average monthly amount of Borrower's Net Contracts Payments outstanding as of the last day of each of those twelve (12) months. In computing the Actual Charge-Off Percent, the Contracts sold pursuant to a Securitization Transaction shall be considered and included for the purpose of calculating the Actual Charge-Off Percent."

                  C. Amendment to Section 1. Section 1.61 of the Agreement is amended in its entirety to read as follows:

                                    "1.61 Delinquency/Repossession Adjustment
                  Percent means, as of the first day of each month, the number of full percentage points that the average Delinquency/Repossession Percent for the two months immediately preceding such date is greater than six percent (6%)."

                  D. Amendment to Section 1. Section 1.62 of the Agreement is amended in its entirety to read as follows:

                                    "1.62 Delinquency/Repossession Percent means
                  the percent (rounded to the nearest whole percent), calculated as of the first day of each month, determined by dividing (a) the aggregate amount of the Net Contract Payments owing under all of Borrower's Contracts with respect to which any payment due thereunder is more than sixty (60) days past due, as determined on a contractual basis, as of the last day of each of the three (3) months immediately preceding the date of calculation, plus the Repossession Value of all Vehicles which Borrower has repossessed but has not sold as of the date of calculation, by (b) the average monthly amount of Borrower's Net Contracts Payments outstanding as of the last day of each of those three (3) months. In computing the Delinquency/Repossession Percent, the Contracts sold pursuant to a Securitization Transaction shall be considered and included for the purpose of calculating the Delinquency/Repossession Percent."

                  E. Amendment to Section 1. Section 1 of the Agreement is amended to add a new Section 1.69 to read as follows:

                                    "1.69 Securitization Transaction shall mean
                  a transaction wherein an identified pool of Contracts and related documents are sold, pledged or conveyed with the consent of Lender by Borrower to a trustee, grantor trust or other special purpose financing entity as collateral security for the issuance by such financing entity of notes, certificates or other evidence of indebtedness."

                  F. Amendment to Section 4. Section 4.1 of the Agreement is amended in its entirety to read as follows:

                                    "4.1 Term of Agreement and Loan Repayment.
                  This Agreement shall have a term commencing on April 10, 1995, and terminating on December 31, 1997 (`Maturity Date'). The Loan shall be due and payable in full on the Maturity Date without notice or demand and shall be repaid to Lender by a wire transfer of immediately available funds. Borrower may terminate this Agreement prior to the Maturity Date by: (a) giving Lender at least ten (10) business days prior written notice of its intention to terminate this Agreement and (b) paying and performing, as appropriate, all Obligations on or prior to the effective date of termination. Notwithstanding the foregoing, upon the occurrence of an Event of Default, Lender may immediately terminate further performance under this Agreement without notice or demand."

                  G. Amendment to Section 8. Section 8.12 of the Agreement is amended in its entirety to read as follows:

                                    "8.12 Charge-Off Policy. Borrower shall
                  establish and implement, in a manner satisfactory to Lender, a policy for charging off the unpaid balance of its delinquent Contracts. Without limiting the generality of the foregoing, Borrower's policy shall provide that on the last day of each quarter in each Fiscal Year, Borrower shall charge-off the unpaid balance of all Contracts with respect to which (a) any payment due thereunder is one hundred eighty (180) or more days delinquent, as determined on a contractual basis, or (b) the Goods which are the subject thereof have been repossessed and sold for an amount which is less than the Contract balance then owing and after application of the sale proceeds to such Contract balance, a deficiency remains, provided, however, $50,000 of such delinquent Contracts may remain not charged off as of the last day of each fiscal quarter."

                  H. Amendment to Section 8. Section 8.18 of the Agreement is amended to add at the end of the Section an additional sentence to read as follows:

                                    "The Borrower shall at all times have
                  Subordinated Debt of not less than $2,500,000."

                  I. Amendment to Section 8. Sections 8.6, 8.7, 8.10 and 8.24 of the Agreement shall be deleted and shall be of no further force or effect.

                  J. Amendment to Section 11. Section 11.1(p) of the Agreement is amended in its entirety to read as follows:

                                    "(p) Change of Stock Ownership. Emergent
                  Group shall cease to own, either directly or indirectly, all legal and beneficial title to one hundred percent (100%) of the voting common stock of Borrower, or Emergent Group shall convey, pledge, or transfer any interest in such stock to any Person."


                  K. Amendment to Section 11. Section 11.1(r) of the Agreement is amended in its entirety to read as follows:

                                    "(r) the Delinquency/Repossession Percent
                  plus the Actual Charge-Off Percent is at any time greater than ten percent (10%)."

         SECTION 2. Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

                  A. Amendment. Fully executed copies of this Amendment signed by the Borrower and a ratification signed by the Guarantor shall be delivered to Lender.

                  B. Resolution. A certificate executed by the Secretary or Assistant Secretary of Borrower certifying that the Borrower's Board of Directors has adopted resolutions authorizing the execution, delivery and performance by Borrower of the Amendment shall be delivered to Lender.

                  C. Other Documents. Borrower shall have executed and delivered to Lender such other documents and instruments as Lender may require.

                  D. Resolution by Emergent. A certificate executed by the Secretary or Assistant Secretary of Emergent Group certifying that Emergent Group's Board of Directors has adopted resolutions authorizing the execution, delivery and performance by Emergent Group of the ratification of the guaranty in favor of Lender shall be delivered to Lender.

         SECTION 3.        Miscellaneous.

                  A. Survival of Representations and Warranties. All representations and warranties made in the Agreement or any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely thereon.

                  B. Reference to Agreement. The Agreement, each of the Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof, or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference therein to the Agreement shall mean a reference to the Agreement as amended hereby.

                  C. Agreement Remains in Effect. The Agreement and the Loan Documents remain in full force and effect and the Borrower ratifies and confirms its agreements and covenantscontained therein. The Borrower hereby confirms that, after giving effect to this Amendment, no Event of Default or Default exists as of such date.

                  D. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

                  E. APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN THE STATE OF NEW JERSEY AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW JERSEY.

                  F. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and assigns; provided, however, that Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

                  G. Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

                  H. Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

                  I. Expenses of Lender. Borrower agrees to pay on demand (i) all costs and expenses reasonably incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all subsequent amendments, modifications, and supplements hereto or thereto, including, without limitation, the costs and fees of Lender's legal counsel and the allocated cost of Lender's in-house counsel and
         (ii) all costs and expenses reasonably incurred by Lender in connection with the enforcement or preservation of any rights under the Agreement, this Amendment and/or other Loan Documents, including, without limitation, the costs and fees of Lender's legal counsel and the allocated cost of Lender's in-house counsel.

                  J. NO ORAL AGREEMENTS. THIS AMENDMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS AS WRITTEN, REPRESENTS THE FINAL AGREEMENT BETWEEN LENDER AND BORROWER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN LENDER AND BORROWER.

         IN WITNESS WHEREOF, the parties have executed this Amendment under seal on the date first written above.

                          PREMIER FINANCIAL SERVICES, INC.

                          By: (Signature of Kevin J. Mast appears here)

                          Name:    Kevin J. Mast
                          Title:   Executive Vice President

                                   Chief Financial Officer and Treasurer

                          BANKAMERICA BUSINESS CREDIT, INC.

                          By: (Signature of Jeffrey T. Macaluso appears here)

                          Name:    Jeffrey T. Macaluso
                          Title:   Senior Vice President

                           CONSENTS AND REAFFIRMATIONS

         The undersigned, successor-in-interest to Emergent Financial Corporation hereby consents to the terms and conditions of that Amendment No. 5 to Loan and Security Agreement dated as of August 1, 1997, between Premier Financial Services, Inc. and BankAmerica Business Credit, Inc. ("Creditor") and reaffirms its obligations under a Guaranty dated as of April 10, 1995 (the "Guaranty") made by Emergent Financial Corporation in favor of the Creditor and acknowledges and agrees that the Guaranty remains in full force and effect.

         Dated as of August 1, 1997

                                EMERGENT GROUP, INC.
                                a South Carolina corporation

                                By: (Signature of Kevin J. Mast appears here)
                                   Kevin J. Mast
                                   Executive Vice President,
                                   Chief Financial Officer and Treasurer

                            CERTIFICATE OF RESOLUTION

         I, Kevin J. Mast, hereby certify that:

         I am the duly qualified and acting Assistant Secretary of Premier Financial Services, Inc., a South Carolina corporation.

         The following is a true copy of resolutions duly adopted by the board of directors of the corporation at a special meeting held on August 4th, 1997, at which a quorum was present and which voted thereon:

         "RESOLVED that the terms of Amendment No. 5 to Loan and Security Agreement between the corporation and BankAmerica Business Credit, Inc. are hereby approved and ratified.

         FURTHER RESOLVED, that any one officer of this corporation is hereby authorized and directed, on behalf of this corporation, to make, execute, and deliver to BankAmerica Business Credit Inc., any and all documents and to do any and all acts necessary or desirable to effectuate the foregoing resolution."

         These resolutions are in conformity with the articles of incorporation and bylaws of the corporation, have never been modified or repealed, and are now in full force and effect.

         IN WITNESS WHEREOF, I have set my hand and the seal of the corporation on the 4th day of August, 1997.


                                      /s/ Kevin J. Mast
                                          Kevin J. Mast, Assistant Secretary


[Seal]

                            CERTIFICATE OF SECRETARY

         I, Keith B. Giddens, hereby certify on behalf of the corporation named below that:

         1. I am the duly qualified and acting Assistant Secretary of Emergent Group, Inc., a South Carolina corporation, and as such Assistant Secretary I am the keeper of the corporate records and seal of the corporation.

         2. The following is a true copy of resolutions duly adopted pursuant to the unanimous written consent of the board of directors of said corporation on August 4th, 1997:

         "NOW, THEREFORE, BE IT RESOLVED that the corporation enter into, ratify and/or confirm a Continuing Guaranty ('Guaranty') in connection with that certain Loan and Security Agreement by and among Premier Financial Services, Inc. and BankAmerica Business Credit, Inc. ('BABC') in form and substance as is satisfactory to BABC.

         RESOLVED, that any one of the officers of this corporation be, and each hereby is authorized and directed, in the name and on behalf of this corporation to execute and deliver and/or ratify and confirm the Guaranty and to make, execute, and deliver to BABC any and all consents, certificates, documents, instruments, amendments, papers, or writings as may be required by BABC in connection with or in furtherance of the Guaranty, the same to be in form and substance satisfactory to BABC and to do any and all other acts necessary or desirable to effectuate the foregoing.

         FURTHER RESOLVED, that the execution, delivery and performance of the foregoing documents by such officer or officers of this corporation shall be deemed conclusive evidence of the approval by this corporation of the terms, provisions, and conditions thereof."

         3. The resolutions specified in paragraph 2 have never been modified or repealed and are now in full force and effect.

         4. The following named individuals are duly elected and appointed officers of the corporation, are currently serving in their respective offices and the signatures at the right of those names, respectively, are the genuine signatures of said officers:

Office                             Name                           Signature

Executive Vice President,      Kevin J. Mast               /s/ Kevin J. Mast
Chief Financial Officer and
Treasurer

President, Chief Operating     Keith B. Giddens            /s/ Keith B. Giddens
Officer and Assistant Secretary

         5. Attached hereto is a true and correct copy of the articles of incorporation and bylaws of the corporation as in effect on the date hereof, which have not been amended, modified, or rescinded, and are in full force and effect on the date hereof.

         IN WITNESS WHEREOF, I have executed this Certificate of Secretary on behalf of the corporation this 4th day of August, 1997.


                                      /s/ Keith B. Giddens
                                      Keith B. Giddens, Assistant Secretary

                                      -2-